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                                                                   EXHIBIT 10.18


                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time,"Agreement"), dated as of August 15, 2000, 2000, is made by UNION-TRANSPORT CORPORATION, a New York corporation ("Borrower"), UNION-TRANSPORT (U.S.) HOLDINGS, INC., a Delaware corporation ("UT Holdings"), UNION-TRANSPORT BROKERAGE CORPORATION, a California corporation ("UT Brokerage"), UT SERVICES, INC., a California corporation ("UT Services"), UNION-TRANSPORT LOGISTICS INC., a Delaware corporation ("UT Logistics"), and VANGUARD CARGO SYSTEMS, INC., a New York corporation ("UT Vanguard") (Borrower, UT Holdings, UT Brokerage, UT Services, UT Logistics and UT Vanguard being referred to collectively as "Grantors" and each individually as a "Grantor"); in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (in such capacity, "Agent") for the lenders ("Lenders") from time to time a party to the Credit Agreement (as defined below).

                                    RECITALS

                  A. Pursuant to that certain Credit Agreement of even date herewith by and among Grantors, Agent and Lenders (including all annexes, exhibits and schedules thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), Lenders have agreed to extend certain financial accommodations to or for the direct or indirect benefit of Grantors.

                  B. In order to induce Agent and Lenders to enter into the Credit Agreement and the other Loan Documents and to induce Agent and Lenders to extend the financial accommodations as provided for in the Credit Agreement, Grantors have agreed to grant a continuing Lien on the Collateral to secure the Obligations (each as hereinafter defined). These recitals shall be construed as part of this Security Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors and Agent agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein. All other undefined terms contained in this Agreement, unless the context indicates otherwise, shall have the meanings provided for by the Code to the extent the same are used or defined therein.

         2. GRANT OF LIEN.

                  (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for the benefit of Agent and Lenders, a Lien upon all of its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade names, styles



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or derivations of such Grantor), and whether owned by or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

                           (i)      all Accounts;

                           (ii)     all Chattel Paper;

                           (iii)    all Contracts;

                           (iv)     all Documents;

                           (v)      all Equipment;

                           (vi)     all Fixtures;

                           (vii)    all General Intangibles;

                           (viii)   all Goods;

                           (ix)     all Instruments and letters of credit;

                           (x)      all Inventory;

                           (xi)     all Investment Property;

                           (xii)    all Letter of Credit rights;

                           (xiii)   all Supporting Obligations;

                           (xiv) all Blocked Accounts, all Lock Boxes, all Concentration Accounts, all Disbursement Accounts, and all other Deposit Accounts and all deposits therein;

                           (xv) all money, cash or cash equivalents of any Grantor; and

                           (xvi) to the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

Notwithstanding the generality of the foregoing, the "Collateral" shall not include: (A) Contracts or General Intangibles to the extent the granting of a security interest therein (1) is contrary to applicable law or (ii) is prohibited by or would constitute a default under any agreement or document governing any such Contract or General Intangible (but only to the extent such prohibition or default is enforceable under applicable law); or (B) any and all monies collected by Debtor for the sale of air cargo transportation sold on behalf of the air carriers described in, and pursuant to the terms of, the Cargo Agency and Authorized Intermediary Agreement between Borrower and The Cargo Network Services Corporation, as in effect from time to time.


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                  (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender, including all property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose (including safekeeping, collection or pledge), for the account of such Grantor, or as to which such Grantor may have any right or power.

         3. AGENT'S AND LENDERS' RIGHTS; LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS.

                  (a) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any such Contract or License by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any such Contract or License pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any such Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

                  (b) At any time after an Event of Default shall have occurred and be continuing, (i) Agent may, without prior notice to any Grantor, notify Account Debtors of such Grantor, parties to the Contracts of such Grantor and obligors in respect of Instruments and Chattel Paper of such Grantor, that the Accounts of such Grantor and the right, title and interest of such Grantor in, to and under such Contracts, Instruments and Chattel Paper have been assigned to Agent, and that payments shall be made directly to Agent, for the benefit of Agent and Lenders, and (ii) upon the request of Agent, each Grantor shall so notify such Account Debtors, parties to such Contracts and obligors in respect of such Instruments and Chattel Paper.

                  (c) Agent may at any time in Agent's own name, in the name of a nominee of Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors of such Grantor, parties to Contracts of such Grantor, and obligors in respect of Instruments or Chattel Paper of such Grantor to verify with such Persons, to Agent's satisfaction, the existence, amount, terms and any other matter relating to of any such Accounts, Contracts, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts of such Grantor; (ii) an aging of all such Accounts; (iii) trial balances of such Accounts; and (iv) test verifications of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, that such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.


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         4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

                  (a) Ownership of Collateral. Each Grantor is the sole owner of each item of the Collateral upon which it purports to grant a Lien hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Encumbrances.

                  (b) Filings. No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this Agreement or the other Loan Documents, or (ii) in connection with any other Permitted Encumbrances.

                  (c) Liens. This Agreement is effective to create a valid and continuing Lien upon the Collateral. Upon filing of appropriate financing statements in the jurisdictions listed in Schedule I hereto, Agent, for the benefit of Agent and Lenders, shall have a perfected Lien on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code, which Lien (i) shall be prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Agent, for the benefit of Agent and Lenders, as a matter of law, and (ii) is enforceable as such as against any and all creditors of, and purchasers from, each Grantor (other than purchasers of Inventory in the ordinary course of business). All action by each Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

                  (d) Instruments. Schedule II hereto lists all Instruments (other than checks received in the ordinary course of business), letters of credit and Chattel Paper of each Grantor. All action by each Grantor necessary or desirable to protect and perfect the Lien in favor of Agent on each item set forth in Schedule II has been duly taken. The Lien in favor of Agent, for the benefit of Agent and Lenders, on the Collateral listed in Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor. Each Grantor shall, upon obtaining ownership of any additional Instruments (other than checks received in the ordinary course of business), letters of credit or Chattel Paper, promptly (and in any event within three Business Days) deliver to Agent, for the benefit of Agent and Lenders, all such additional Instruments or Chattel Paper duly endorsed and all such letters of credit.

                  (e) Locations of Collateral. Each Grantor's chief executive office, principal place of business, corporate offices, all warehouses and premises where any item of Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth in Disclosure Schedule 3.2 to the Credit Agreement.

                  (f) Accounts. With respect to any Account of any Grantor, except as specifically disclosed on the most recent Collateral Report delivered to Agent (i) such Account represents a bona fide sale of Inventory or rendering of services to the applicable Account Debtor in the ordinary course of such Grantor's business and is not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and such Grantor has made no agreement with the applicable Account Debtor for any extension of time for the


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payment thereof, any compromise or settlement for less than the full amount thereof, any release of such Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to Agent;
(iii) to such Grantor's knowledge, there are no facts, events or occurrences that in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor's books and records and any invoices, statements and Collateral Reports delivered to Agent and Lenders with respect thereto; (iv) such Grantor has received no notice of proceedings or actions that are threatened or pending against the applicable Account Debtor that might result in any adverse change in such Account Debtor's financial condition; and (v) such Grantor has no knowledge that the applicable Account Debtor is unable generally to pay its debts as they become due. In addition, with respect to any Account of such Grantor (1) the amounts reflected on all records, invoices, statements and Collateral Reports that may be delivered to Agent with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent;
(2) no payments have been or shall be made thereon except payments made in accordance with the requirements of Annex C to the Credit Agreement; and (3) to such Grantor's knowledge, the applicable Account Debtor has the capacity to contract.

                  (g) Intellectual Property Collateral. Each Grantor has no interest in, or title to, any License, Patent, Trademark or Copyright except as set forth in Schedule III hereto. This Agreement is effective to create a valid and continuing Lien upon the Intellectual Property Collateral of each Grantor. Upon the filing of the Patent, Trademark and Copyright Security Agreement with each of the United States Copyright Office and the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed in Schedule I hereto, (i) Agent shall have perfected Liens upon each Grantor's Intellectual Property Collateral; (ii) such perfected Liens shall be enforceable as such as against any and all creditors of and purchasers from any Grantor; and (iii) all action necessary or desirable to protect and perfect Agent's Lien on each Grantor's Intellectual Property Collateral shall have been duly taken.

                  (i) Survival. The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement.

         5. COVENANTS. Each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Agreement and until the Termination Date:

                  (a) Further Assurances; Pledge of Instruments.

                           (i) At any time and from time to time, upon the
written request of Agent and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (A) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License or Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned, (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document, (C) transferring Collateral to Agent's possession (for the benefit of Agent and Lenders) if such Collateral consists of Chattel Paper or Instruments or if a Lien on such Collateral can be perfected only by possession, or if otherwise requested by Agent, (D) obtaining, or using its


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best efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees in accordance with the Credit Agreement; (E) obtaining signed acknowledgments of Agent's Liens from bailees having possession of any of such Grantor's Goods; and (F) obtaining Control Letters from any issuer or securities intermediary with respect to Investment Property of such Grantor. Such Grantor also hereby authorizes Agent, for the benefit of Agent and Lenders, to file any such financing or continuation statements without the signature of such Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Agent immediately upon such Grantor's receipt thereof and promptly delivered to Agent.

                           (ii) Such Grantor will deliver to Agent the original
of all letters of credit issued to it as a beneficiary along with a collateral assignment thereof evidencing the consent to such assignment by the issuer of the letter of credit and each correspondent or confirming bank, all in form and substance satisfactory to Agent.

                           (iii) Such Grantor will take all steps necessary to
grant to Agent, for the benefit of Agent and Lenders, control of all electronic chattel paper in accordance with the Code.

                           (iv) Such Grantor authorizes Agent to file financing
statements describing the Collateral without the signature of such Grantor to the extent permitted by law.

                  (b) Maintenance of Books and Records. Such Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of each item of Collateral on which it purports to grant a Lien hereunder, including a record of any and all payments received and any and all credits granted with respect to each such item of Collateral and all other dealings with respect to each such item of Collateral. Such Grantor shall mark its books and records pertaining to each such item of Collateral to evidence this Agreement and the Liens granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of Agent and certain Lenders."

                  (c) Covenants Regarding Intellectual Property.

                           (i) Such Grantor shall notify Agent immediately if it
knows or has reason to know (A) that any application or registration relating to any License, Patent, Trademark or Copyright that such Grantor reasonably determines is necessary for the conduct of its business may become abandoned or dedicated, or (B) of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any such License, Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                           (ii) In no event shall such Grantor, either itself or
through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, such Grantor shall execute and deliver any and all security documents as Agent may


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request, including the Patent, Trademark and Copyright Security Agreement, to
evidence Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

                           (iii) Such Grantor shall take all actions necessary
or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

                           (iv) In the event that any of such Grantor's
Intellectual Property that such Grantor reasonably determines is necessary for the conduct of its business is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Agent promptly after such Grantor learns thereof. Such Grantor shall, unless such Grantor shall reasonably determine that such Intellectual Property is in no way material to the conduct of its business or operations, promptly sue for, and seek recovery of any and all damages resulting from, such infringement, misappropriation or dilution, and shall take such other actions as Agent reasonably shall deem appropriate under the circumstances to protect such Intellectual Property.

                  (d) Indemnification. In any suit, proceeding or action brought by Agent or any Lender relating to any Account, Chattel Paper, Contract, Document, General Intangible, Investment Property or Instrument of such Grantor for any sum owing thereunder or to enforce any provision of any such Account, Chattel Paper, Contract, Document, General Intangible, Investment Property or Instrument, such Grantor shall save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or any Lender as finally determined by a court of competent jurisdiction. All such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Agent or any Lender.

                  (e) Compliance with Terms of Accounts, Etc. In all material respects, such Grantor shall perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

                  (f) Limitation on Liens on Collateral. Such Grantor shall not create, permit or suffer to exist, and such Grantor shall defend the Collateral against, and take such other action as is necessary to remove, any Lien upon the Collateral except Permitted Encumbrances, and shall defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

                  (g) Limitations on Disposition. Such Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.


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                  (h) Further Identification of Collateral. Such Grantor shall, if so requested by Agent, furnish to Agent, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent reasonably may specify.

                  (i) Notices. Such Grantor shall advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event that would have a Material Adverse Effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

         6. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (each, a "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to each Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent, for the benefit of Agent and Lenders, under each Power of Attorney are solely to protect Agent's Liens upon and interests in (for the benefit of Agent and Lenders) the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that (a) it shall not exercise any power or authority granted under any Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of any of the Collateral pursuant to any Power of Attorney; provided, that, except as set forth in Section 9, none of Agent or any Lender shall have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

         7. REMEDIES; RIGHTS UPON DEFAULT.

                  (a) In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of the time and place of any public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action,


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and without paying rent to such Grantor, and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, or at any exchange, at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales to purchase for the benefit of Agent and Lenders the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such sales at such time or times as Agent deems necessary or advisable.

                  (b) If any Event of Default shall have occurred and be continuing, each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at places that Agent shall select, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten days' prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees or other expenses incurred by Agent or any Lender to collect such deficiency.

                  (c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

         8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling Agent to exercise its rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time or times as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, non-exclusive license


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(exercisable without payment of royalty or other compensation to such Grantor)
to use, license or sublicense any Intellectual Property of such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         9. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         10. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

         12. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents, which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

         13. NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing and signed by Agent, and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Agent would otherwise have on any future occasion. No failure by Agent or any Lender to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided hereunder are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantors.

         14. LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they do not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         15. TERMINATION OF THIS AGREEMENT. Subject to Section 10 hereof, this Agreement shall terminate upon the Termination Date.

         16. SUCCESSORS AND ASSIGNS. This Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any Instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or Instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

         17. COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER

JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

         19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATED HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

         20. SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

         22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Agreement (and, specifically, the provisions of Sections 18 and 19) with its counsel.

         23. BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


"Grantors"                                        "Agent"

UNION-TRANSPORT CORPORATION                       GENERAL ELECTRIC CAPITAL
By: /s/ THURSO BARENDSE                           CORPORATION, as Agent
    ----------------------------
Name: Thurso Barendse
      --------------------------                  By: /s/ MARTIN S. GREENBERG
Title: VP Finance                                     --------------------------
       -------------------------                      Martin S. Greenberg
                                                      Duly Authorized Signatory
UNION-TRANSPORT (U.S.)
HOLDINGS, INC.


By: /s/ THURSO BARENDSE
    ----------------------------
Name: Thurso Barendse
      --------------------------
Title: VP Finance
       -------------------------

UNION-TRANSPORT BROKERAGE CORP.


By: /s/ THURSO BARENDSE
    ----------------------------
Name: Thurso Barendse
      --------------------------
Title: VP Finance
       -------------------------


UT SERVICES, INC.


By: /s/ THURSO BARENDSE
    ----------------------------
Name: Thurso Barendse
      --------------------------
Title: VP Finance
       -------------------------

UNION-TRANSPORT LOGISTICS INC.


By: /s/ THURSO BARENDSE
    ----------------------------
Name: Thurso Barendse
      --------------------------
Title: VP Finance
       -------------------------

VANGUARD CARGO SYSTEMS, INC.


By: /s/ THURSO BARENDSE
    ----------------------------
Name: Thurso Barendse
      --------------------------
Title: VP Finance
       -------------------------


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